UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2007

Long Beach Mortgage Loan Trust 2006‑A
(Issuing Entity with respect to the Securities)

Long Beach Securities Corp.
(Depositor with respect to the Securities)

Long Beach Mortgage Company
(Sponsor with respect to the Securities)

_________________________________________
(Exact name of registrant as specified in its charter)

333-131252
 (Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806
(Address of principal executive offices, with zip code)

(714) 939-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01         Other Events

Long Beach Mortgage Securities Corp announces that the May 2007 distribution report for LBMLT 2006-A will reflect that 616 second-lien mortgage loans with an aggregate unpaid principal balance of $ 49,340,870.90 will be charged off on May 25, 2007.  The total amount to be charged off, $52,797,628.59, includes certain unreimbursed advances of principal and interest made by the servicer, Washington Mutual Bank.

Information regarding the characteristics of the loans in LBMLT 2006-A is available from the trustee at its website https://tss.db.com/invr and at http://wmsubprime.lewtan.com.

The table below sets forth the number and aggregate unpaid principal balance of the charged off mortgage loans by distribution date (the month following the due date of the last monthly payment that should have been received with respect to the loans). The chargeoff assessment date for the pool was May 1, 2007.

Distribution Date	November 2006	December 2006	January 2007	February 2007	March 2007	April 2007	May 2007
Number of Loans in Pool	7,767	7,624	7,468	7,305	7,163	6,997	TBD*
Aggregate Unpaid Principal Balance	$485,292,702.94	$475,682,053.93	$465,992,547.68	$455,518,577.50	$444,362,214.18	$434,469,820.04	TBD*
Loans that became 180 days delinquent	Count: 31 Balance: $2,504,764.64	Count: 45 Balance: $3,624,267.82	Count: 70 Balance: $5,474,744.25	Count: 111 Balance: $9,605,192.29	Count: 97 Balance: $8,158,758.05	Count: 124 Balance: $9,781,894.90	Count: 134** Balance $10,001,312.08

*Pool loan count and aggregate unpaid principal balance for the May 2007 distribution will be published on May 25t 2007.

** The sum of loan counts in this row equals 612 because it excludes four loans charged off for reasons other than 180 days delinquency.

Due to the number of affected mortgage loans for the May 2007 distribution date, there may be a larger than usual reconciliation activity on the remittance report for the June 2007 distribution date to reflect items that have not been closed out as of the scheduled reporting date to the trustee for the May 2007 distribution date.

Please Contact: Doug Potolsky at (212) 702- 6961 if you have any questions about this filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2007

LONG BEACH SECURITIES CORP.

By:	/s/ Douglas A. Potolsky

Name: Douglas A. Potolsky
Title: Senior Vice President